Exhibit 99.1

Network Appliance Announces Results for Second Quarter Fiscal Year 2004; Eighth Consecutive Quarter of Growth

    SUNNYVALE, Calif.--(BUSINESS WIRE)--Nov. 18, 2003--Network Appliance, Inc. (Nasdaq:NTAP) today announced results for the second quarter of fiscal year 2004. Revenues for the second fiscal quarter were $275.6 million, an increase of 28% compared to revenues of $215.2 million for the same period a year ago and a 6% increase compared to $260.5 million in the prior quarter.
    For the second quarter, GAAP net income increased 206% to $48.4 million, or $0.13 per share(1) compared to GAAP net income of $15.8 million, or $0.05 per share for the same period in the prior year. GAAP net income for the second quarter of fiscal year 2004 includes a non-recurring tax benefit of $16.8 million, or approximately $0.045 per share, associated with a favorable foreign tax ruling, which transpired during the current quarter. Pro forma(2) net income for the second quarter increased 92% to $33.6 million, or $0.09 per share, compared to pro forma net income of $17.5 million, or $0.05 per share for the same period a year ago.
    Revenues for the first six months of the current fiscal year totaled $536.1 million, compared to revenues of $422.0 million for the first six months of the prior fiscal year.
    For the first six months of the current fiscal year, GAAP net income was $75.5 million, or $0.21 per share, compared with income of $32.0 million, or $0.09 per share for the same period in the prior year. Pro forma net income for the first six months of the current fiscal year totaled $62.4 million, or $0.17 per share, compared to pro forma net income of $35.5 million, or $0.10 per share for the first six months of the prior fiscal year.
    "I am very pleased with our results and our continued growth, which exceeded 25% year-over-year for the second consecutive quarter," said Dan Warmenhoven, Chief Executive Officer at Network Appliance. "Our entry-level FAS systems achieved significant market momentum, and we continue to lead in enterprise iSCSI storage systems. We have expanded SnapLock(TM) for general enterprise as well as regulatory compliance needs. Most importantly, our growth reflects our strong customer commitment, growing services expertise, and sales emphasis on enterprise accounts."

    Quarterly Highlights

    In the second quarter of fiscal year 2004, Network Appliance continued to reinforce its position as a storage leader by expanding its iSCSI, unified storage, and NearStore(R) solutions, extending its partnerships with other technology leaders, and winning customers across all target industries.
    The company reaffirmed its commitment to iSCSI technology by becoming the first to support Windows(R), Novell(R), NetWare(R), and Linux(R) native iSCSI initiators on Intel(R) technology-based platforms, enabling customers to share and network more of their data currently in direct-attached configurations using their existing network infrastructures. In addition, Network Appliance announced its program to qualify iSCSI adapter vendors as NetApp(R) supported solutions in conjunction with NetApp iSCSI storage systems, allowing vendors to develop affordable, certified, and interoperable storage consolidation solutions.
    During the second quarter, customers worldwide also chose Network Appliance to store, manage, protect, and consolidate a wide range of data. Unified storage, iSCSI, SAN, and NAS wins included 1-800 CONTACTS, Antwerp Municipal Port Authority, Bacardi, Bronson Healthcare, DHL International, Egmont IT, National Instruments, National Oceanic and Atmospheric Administration, TF1, U.S. Department of State, and Xerox Corporation. NearStore customer wins included Constellation Energy Group, Discovery Communications, Inc., L'Equipe, Magellan Health, and The College Board.
    The company also expanded its data protection and regulatory compliance initiatives by extending the SnapLock solutions for regulated data and data permanence storage. Network Appliance introduced SnapLock Compliance, which meets the storage safeguards required by SEC Rule 17a-3 and 17a-4. Network Appliance also released SnapLock Enterprise, which provides customers with the assurance that important data and business records remain accurate, safe, accessible, and unmodified. In addition, Network Appliance teamed up with Decru DataFort(TM) and MDY Advanced Technologies to achieve U.S. Department of Defense 5015.2-STD certification for electronic records management applications, enabling defense users to meet stringent data protection and shredding regulations regarding national security.
    During the quarter, Network Appliance reinforced its commitment to partners by launching the NetApp Partner Program to support the companies who continue to play an integral role in developing and expanding Network Appliance's enterprise solutions and services. The program enables partners to more tightly integrate and synergize their products and services for optimal performance in NetApp environments by providing the tools, training, collateral, education programs, and online partner and support portals to assist them in addressing the end user needs.
    The company also extended its strategic partnership with Fujitsu Siemens Computers to deliver integrated server and storage solutions for Oracle database technology to European customers. In addition, Network Appliance signed an agreement with VERITAS Software Corporation expanding their strategic partnership to cooperatively develop and deliver integrated solutions for customers through joint sales and marketing and cooperative technical support.

    Footnotes:

    1. Earnings per share represents the diluted number of shares for all periods presented.
    2. Pro forma results exclude amortization of intangible assets, stock compensation, restructuring charges, net gain or loss on investments, gain on sale of intangible assets, and the related effects on income taxes, as well as the benefit of a non-recurring foreign tax ruling.

    Acquisition Highlights

    On November 4, 2003, Network Appliance signed a merger agreement with Spinnaker Networks, Inc., a privately held company based in Pittsburgh, Pennsylvania, for approximately $300 million in an all-stock transaction. The software technology acquisition reaffirms the Network Appliance business model and accelerates the company's vision for a storage grid future, enabling customers to leverage more value from their storage and data infrastructures. The transaction is expected to close in January 2004.

    Conference Call Information

    The NetApp quarterly results conference call will be broadcast live via the Internet from the investors section of Network Appliance's Web site at http://investors.netapp.com on Tuesday, November 18, 2003 at 2:00 p.m. Pacific time. The conference call will also be available live in a listen-only format at (800) 257-2101 in the United States and (303) 262-0075 outside the United States. A replay will be available for 72 hours following completion of the live call by dialing (800) 405-2236 in the United States, and (303) 590-3000 outside the United States, replay code 556284.

    About Network Appliance

    Network Appliance is a world leader in unified storage solutions for today's data-intensive enterprise. Since its inception in 1992, Network Appliance has delivered technology, product, and partner firsts that continue to drive "The evolution of storage.(TM)"
Information about Network Appliance solutions and services is available at www.netapp.com.

    NetApp is a registered trademark and Network Appliance, NearStore, SnapLock, and The evolution of storage are trademarks of Network Appliance, Inc. in the U.S. and other countries. All other brands or products are trademarks or registered trademarks of their respective holders and should be treated as such.

    Network Appliance Usage of Pro Forma Financials

    The Company refers to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision-making. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time.

    "Safe Harbor" Statement under U.S. Private Securities Litigation Reform Act of 1995

    This press release contains forward-looking statements within the meeting of the Private Securities Litigation Reform Act of 1995. These statements include comments regarding our continued position as a storage leader, our ability to meet regulatory standards in certain of the markets we serve, market acceptance of unified storage and other Network Appliance solutions and expected benefits of the proposed acquisition with Spinnaker Networks. These forward-looking statements involve risks and uncertainties, and actual results could vary. Factors that could impact our ability to achieve our goals include general economic and industry conditions, including expenditure trends for storage related products, our ability to deliver new product architectures and products which meet market acceptance, our ability to design products which compete effectively from a price and performance perspective, our ability to successfully complete and integrate our proposed acquisition of Spinnaker Networks and other important factors as described in Network Appliance, Inc.'s reports and documents filed from time to time with the Securities and Exchange Commission, including our most recently submitted 10-K and 10-Q.

    Note to Shareholder.com: NTAP - FIN



                        NETWORK APPLIANCE, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                              (Unaudited)

                                               October 31,   April 30,
                                                   2003        2003
                                               ----------- -----------

    ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                  $  315,060  $  284,161
    Short-term investments                        407,035     334,677
    Accounts receivable, net                      160,861     151,637
    Inventories                                    36,831      31,559
    Prepaid expenses and other                     23,965      24,014
    Deferred income taxes                          27,942      27,444
                                               ----------- -----------
        Total current assets                      971,694     853,492

PROPERTY AND EQUIPMENT, net                       361,955     362,862

GOODWILL                                           48,212      48,212
INTANGIBLE ASSETS, net                              8,641       2,954
OTHER ASSETS                                       53,356      51,653
                                               ----------- -----------
                                               $1,443,858  $1,319,173
                                               =========== ===========

     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable                           $   41,054  $   39,600
    Income taxes payable                           11,875      30,256
    Accrued compensation and related benefits      45,609      40,647
    Other accrued liabilities                      46,252      43,841
    Deferred revenue                              125,588     110,672
                                               ----------- -----------
        Total current liabilities                 270,378     265,016

LONG-TERM DEFERRED REVENUE                         83,483      63,698
LONG-TERM OBLIGATIONS                               4,781       3,102
                                               ----------- -----------
                                                  358,642     331,816
                                               ----------- -----------

STOCKHOLDERS' EQUITY                            1,085,216     987,357
                                               ----------- -----------
                                               $1,443,858  $1,319,173
                                               =========== ===========



                        NETWORK APPLIANCE, INC.
              CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                              (Unaudited)

                                  Quarter Ended     Six Months Ended
                               ------------------- -------------------
                                Oct. 31,  Oct. 25,  Oct. 31,  Oct. 25,
                                  2003      2002      2003      2002
                               --------- --------- --------- ---------

REVENUES:
   Product revenue             $249,532  $193,357  $485,318  $380,097
   Service revenue               26,018    21,814    50,741    41,902
                               --------- --------- --------- ---------
       Total revenues           275,550   215,171   536,059   421,999
                               --------- --------- --------- ---------
COST OF REVENUES:
   Cost of product revenue       88,090    67,378   173,129   131,033
   Cost of service revenue       22,397    14,803    41,744    30,261
                               --------- --------- --------- ---------
       Total cost of revenues   110,487    82,181   214,873   161,294
                               --------- --------- --------- ---------
GROSS MARGIN                    165,063   132,990   321,186   260,705
                               --------- --------- --------- ---------

OPERATING EXPENSES:
    Sales and marketing          82,185    76,207   161,541   148,109
    Research and development     31,513    28,373    63,054    56,241
    General and
     administrative              12,728     9,132    24,993    16,570
    Stock compensation              893       885     1,547     1,868
    Restructuring charges         1,110         -     1,110         -
                               --------- --------- --------- ---------
        Total operating
         expenses               128,429   114,597   252,245   222,788
                               --------- --------- --------- ---------

INCOME FROM OPERATIONS           36,634    18,393    68,941    37,917

OTHER INCOME (EXPENSE), net:
    Interest income               2,831     2,880     5,876     6,031
    Other expense, net           (1,209)     (189)   (1,256)   (1,189)
    Net gain/(loss) on
     investments                      -         -       145      (726)
    Gain on sale of
     intangible asset                 -         -         -       604
                               --------- --------- --------- ---------
          Total other income,
           net                    1,622     2,691     4,765     4,720
                               --------- --------- --------- ---------

INCOME BEFORE INCOME TAXES       38,256    21,084    73,706    42,637

PROVISION FOR (BENEFIT FROM)
 INCOME TAXES                   (10,157)    5,271    (1,780)   10,659
                               --------- --------- --------- ---------

NET INCOME                     $ 48,413  $ 15,813  $ 75,486  $ 31,978
                               ========= ========= ========= =========

NET INCOME PER SHARE:
    BASIC                      $   0.14  $   0.05  $   0.22  $   0.10
                               ========= ========= ========= =========

    DILUTED                    $   0.13  $   0.05  $   0.21  $   0.09
                               ========= ========= ========= =========

SHARES USED IN PER SHARE
 CALCULATION:
    BASIC                       343,725   336,605   342,706   336,194
                               ========= ========= ========= =========

    DILUTED                     364,715   347,110   361,606   348,616
                               ========= ========= ========= =========



                        NETWORK APPLIANCE, INC.
       PRO FORMA(1) CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                              (Unaudited)

                                 Quarter Ended      Six Months Ended
                               ------------------- -------------------
                                Oct. 31,  Oct. 25,  Oct. 31,  Oct. 25,
                                  2003      2002      2003      2002
                               --------- --------- --------- ---------

REVENUES
   Product revenue             $249,532  $193,357  $485,318  $380,097
   Service revenue               26,018    21,814    50,741    41,902
                               --------- --------- --------- ---------
        Total revenues          275,550   215,171   536,059   421,999
                               --------- --------- --------- ---------
COST OF REVENUES
   Cost of product revenue       86,726    66,014   170,401   128,283
   Cost of service revenue       22,397    14,803    41,744    30,261
                               --------- --------- --------- ---------
        Total cost of revenues  109,123    80,817   212,145   158,544
                               --------- --------- --------- ---------
GROSS MARGIN                    166,427   134,354   323,914   263,455
                               --------- --------- --------- ---------

OPERATING EXPENSES:
    Sales and marketing          82,185    76,207   161,541   148,109
    Research and development     31,513    28,373    63,054    56,241
    General and
     administrative              12,728     9,132    24,993    16,570
                               --------- --------- --------- ---------
        Total operating
         expenses               126,426   113,712   249,588   220,920
                               --------- --------- --------- ---------

INCOME FROM OPERATIONS           40,001    20,642    74,326    42,535

OTHER INCOME, net                 1,622     2,691     4,620     4,842
                               --------- --------- --------- ---------

INCOME BEFORE INCOME TAXES       41,623    23,333    78,946    47,377

PROVISION FOR INCOME TAXES        7,995     5,833    16,579    11,844
                               --------- --------- --------- ---------
NET INCOME                     $ 33,628  $ 17,500  $ 62,367  $ 35,533
                               ========= ========= ========= =========
NET INCOME PER SHARE:
    BASIC                      $   0.10  $   0.05  $   0.18  $   0.11
                               ========= ========= ========= =========

    DILUTED                    $   0.09  $   0.05  $   0.17  $   0.10
                               ========= ========= ========= =========

SHARES USED IN PER SHARE
 CALCULATION:
    BASIC                       343,725   336,605   342,706   336,194
                               ========= ========= ========= =========

    DILUTED                     364,715   347,110   361,606   348,616
                               ========= ========= ========= =========

(1) Pro forma results of operations exclude amortization of intangible assets, stock compensation, restructuring charges net gain/loss on investments, gain on sale of intangible asset and the related effects on income taxes, as well as an income tax benefit from a non-recurring foreign tax ruling.



                        NETWORK APPLIANCE, INC.
                  RECONCILIATION OF NON-GAAP AND GAAP
          IN THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                              (Unaudited)

                                 Quarter Ended      Six Months Ended
                               ------------------- -------------------
                                Oct. 31,  Oct. 25,  Oct. 31,  Oct. 25,
                                  2003      2002      2003      2002
                               --------- --------- --------- ---------

SUMMARY RECONCILIATION OF
 NET INCOME:

NET INCOME                     $ 48,413  $ 15,813  $ 75,486  $ 31,978

Adjustments:
    Amortization of
     intangible assets            1,364     1,364     2,728     2,750
    Stock compensation              893       885     1,547     1,868
    Restructuring charges         1,110         -     1,110         -
    Net (gain)/loss on
     investments                      -         -      (145)      726
    Gain on sale of
     intangible asset                 -         -         -      (604)
    Income tax effect            (1,321)     (562)   (1,528)   (1,185)
    Income tax benefit from
     foreign tax ruling         (16,831)        -   (16,831)        -
                               --------- --------- --------- ---------
PRO FORMA NET INCOME           $ 33,628  $ 17,500  $ 62,367  $ 35,533
                               ========= ========= ========= =========

DILUTED PRO FORMA NET INCOME
 PER SHARE                     $   0.09  $   0.05  $   0.17  $   0.10
                               ========= ========= ========= =========
SHARES USED IN DILUTED
 PRO FORMA NET INCOME
 PER SHARE CALCULATION:         364,715   347,110   361,606   348,616
                               ========= ========= ========= =========

DETAILED RECONCILIATION OF
 SPECIFIC ITEMS:

COST OF REVENUES               $110,487  $ 82,181  $214,873  $161,294
Adjustment:
    Amortization of
     intangible assets           (1,364)   (1,364)   (2,728)   (2,750)
                               --------- --------- --------- ---------
PRO FORMA COST OF REVENUES     $109,123  $ 80,817  $212,145  $158,544
                               ========= ========= ========= =========

GROSS MARGIN                   $165,063  $132,990  $321,186  $260,705
Adjustment:
    Amortization of
     intangible assets            1,364     1,364     2,728     2,750
                               --------- --------- --------- ---------
PRO FORMA GROSS MARGIN         $166,427  $134,354  $323,914  $263,455
                               ========= ========= ========= =========

OPERATING EXPENSES             $128,429  $114,597  $252,245  $222,788
Adjustments:
    Stock compensation             (893)     (885)   (1,547)   (1,868)
    Restructuring charges        (1,110)        -    (1,110)        -
                               --------- --------- --------- ---------
PRO FORMA OPERATING EXPENSES   $126,426  $113,712  $249,588  $220,920
                               ========= ========= ========= =========

INCOME FROM OPERATIONS         $ 36,634  $ 18,393  $ 68,941  $ 37,917
Adjustments:
    Amortization of
     intangible assets            1,364     1,364     2,728     2,750
    Stock compensation              893       885     1,547     1,868
    Restructuring charges         1,110         -     1,110         -
                               --------- --------- --------- ---------
PRO FORMA INCOME FROM
 OPERATIONS                    $ 40,001  $ 20,642  $ 74,326  $ 42,535
                               ========= ========= ========= =========

TOTAL OTHER INCOME, NET        $  1,622  $  2,691  $  4,765  $  4,720
Adjustments:
    Net (gain)/loss on
     investments                      -         -      (145)      726
    Gain on sale of
     intangible asset                 -         -         -      (604)
                               --------- --------- --------- ---------
PRO FORMA TOTAL OTHER
 INCOME, NET                   $  1,622  $  2,691  $  4,620  $  4,842
                               ========= ========= ========= =========

INCOME BEFORE INCOME TAXES     $ 38,256  $ 21,084  $ 73,706  $ 42,637
Adjustments:
    Amortization of
     intangible assets            1,364     1,364     2,728     2,750
    Stock compensation              893       885     1,547     1,868
    Restructuring charges         1,110         -     1,110         -
    Net (gain)/loss on
     investments                      -         -      (145)      726
    Gain on sale of
     intangible asset                 -         -         -      (604)
                               --------- --------- --------- ---------
PRO FORMA INCOME BEFORE
 INCOME TAXES                  $ 41,623  $ 23,333  $ 78,946  $ 47,377
                               ========= ========= ========= =========

PROVISION FOR (BENEFIT FROM)
 INCOME TAXES                  ($10,157) $  5,271   ($1,780) $ 10,659
Adjustments:
    Income tax effect             1,321       562     1,528     1,185
    Income tax benefit from
     foreign tax ruling          16,831         -    16,831         -
                               --------- --------- --------- ---------
PRO FORMA PROVISION FOR
 (BENEFIT FROM) INCOME TAXES   $  7,995  $  5,833  $ 16,579  $ 11,844
                               ========= ========= ========= =========

    CONTACT: Network Appliance
             Marla Dierkes, 408-822-3580 (Press)
             marla@netapp.com
             Billie Fagenstrom, 408-822-6428 (Investors) billief@netapp.com